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                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                          [ ]

Filed by a party other than the Registrant       [X]

Check the appropriate box:

   [ ]   Preliminary Proxy Statement

   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

   [ ]   Definitive Proxy Statement

   [X]   Definitive Additional Materials

   [ ]   Soliciting Material Pursuant to Section 240.14a-12

                              THE BRAZIL FUND, INC.
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                (Name of Registrant as Specified In its Charter)

                             CARROUSEL CAPITAL LTD.
                             THE CARROUSEL FUND LTD.
                          THE CARROUSEL FUND II LIMITED
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]   No fee required.

   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)   Title of each class of securities to which transaction applies:

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         (2)   Aggregate number of securities to which transaction applies:

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         (3)   Per unit price or other underlying value of transaction
               computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)   Proposed maximum aggregate value of transaction:

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         (5)   Total fee paid:

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   [ ]   Fee paid previously with preliminary materials:

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   [ ]   Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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         (1)   Amount Previously Paid:

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         (2)   Form, Schedule or Registration Statement No.:

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         (3)   Filing Party:

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         (4)   Date Filed:

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                                   IMPORTANT:


IF YOU HOLD YOUR SHARES IN THE NAME OF A BROKERAGE FIRM AND YOU WISH TO VOTE TO WITHHOLD AUTHORITY, YOU MUST SEND IN YOUR PROXY TO BE COUNTED.

IF YOU DO NOT RETURN ANY PROXY, YOUR BROKERAGE FIRM MAY BE ALLOWED TO VOTE YOUR SHARES. BY CUSTOM AND PRACTICE, BROKERS WILL VOTE UNINSTRUCTED CLIENT SHARES FOR MANAGEMENT'S NOMINEES.

PLEASE TAKE ACTION AND VOTE WITHHOLD ON THE GOLD PROXY CARD. FAILURE TO RETURN ANY VOTING INSTRUCTION MAY RESULT IN YOUR SHARES BEING VOTED BY YOUR BROKER FOR MANAGEMENT'S NOMINEES EVEN IF THAT ISN'T YOUR INTENTION.



                            VOTE GOLD! VOTE WITHHOLD!

                                   THANK YOU.
                             CARROUSEL CAPITAL LTD.